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                                                                    EXHIBIT 99.2

                              NOTICE OF REDEMPTION

                                       OF

                                CLASS C WARRANTS

                                                                February 7, 2000

To the Holders of Outstanding
Class C Warrants of Cytoclonal Pharmaceutics Inc.

         We hereby give notice that we are redeeming our outstanding Class C Warrants on March 9, 2000. We are exercising this right pursuant to the terms of the Warrant Agreement dated November 2, 1995 governing the Class C Warrants.

Terms of Redemption; Cessation of Rights

            Exercise Deadline:        March 8, 2000 at 5:00 p.m. (New York time)

            Redemption Date:          March 9, 2000

            Redemption Price:         $.05 per Class C Warrant

         THE RIGHT OF OUR CLASS C WARRANT HOLDERS TO EXERCISE THEIR CLASS C WARRANTS TO PURCHASE SHARES OF COMMON STOCK AND CLASS D WARRANTS OF CYTOCLONAL PHARMACEUTICS INC. WILL TERMINATE AT 5:00 P.M. (NEW YORK TIME) ON THE DATE IMMEDIATELY PRECEDING THE REDEMPTION DATE. After such time, holders of Class C Warrants will have no rights except to receive, upon surrender of their Class C Warrants, the Redemption Price. The Redemption Price is substantially less than either (i) the market price of the shares of common stock and Class D Warrants of Cytoclonal Pharmaceutics Inc. receivable upon exercise of the Class C Warrants or (ii) the price that could be obtained upon the sale of the Class C Warrants in the open market.

Redemption Procedure

         Payment of the amount to be received on redemption will be made by us upon the presentation and surrender of the Class C Warrants for payment at any time on or after the Redemption Date. To surrender Class C Warrants for redemption, holders should deliver certificates representing their Class C Warrants to American Stock Transfer & Trust Company, our Warrant Agent, at the following address:

                     American Stock Transfer & Trust Company
                           40 Wall Street, 46th Floor
                            New York, New York 10005
                            Telephone: (212) 936-5100




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Exercise Procedure

         In lieu of surrendering the Class C Warrants for redemption, Class C Warrant holders may, at their option, exercise their Class C Warrants to purchase our common stock and Class D Warrants.

         Each Class C Warrant entitles the holder to purchase one share of common stock and one Class D Warrant of Cytoclonal Pharmaceutics Inc. at an aggregate exercise price of $6.50. As reported by Nasdaq on the SmallCap Market, the closing bid price of the common stock ranged from a high of $14.75 to a low of $6.594 and the closing bid price of the Class D Warrants ranged from a high of $6.125 to a low of $.781 during the period from December 22, 1999 through February 3, 2000.

         The Class C Warrants may be exercised by delivery of the Class C Warrant certificates to American Stock Transfer & Trust Company, our Warrant Agent, at the address set forth above under "Redemption Procedure" accompanied by a bank or certified check made payable to Cytoclonal Pharmaceutics Inc. for the full amount of the Exercise Price ($6.50 for each Class C Warrant exercised). The subscription form on the reverse side of each Class C Warrant must be completed in full and signed by the Class C Warrant holder and the signature guaranteed by an eligible institution. The method of delivery of the Class C Warrant certificates is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

         The Class C Warrant certificate and the payment of the Exercise Price must be received by the Warrant Agent prior to 5:00 p.m. (New York time) on March 8, 2000. Class C Warrants which are received after such date will not be exercised, but will be redeemed. Provided that a notice of exercise and payment is received by the Warrant Agent prior to 5:00 p.m. (New York time) on March 8, 2000, broker-dealers shall have three business days to deliver Class C Warrant certificates to the Warrant Agent.

         Any Class C Warrant received which is not accompanied by payment of the Exercise Price or which is received without the subscription form having been completed and signed will be deemed to have been delivered for redemption, and not for exercise.

Information

         You may receive information regarding the exercise or redemption of the Class C Warrants by contacting us at:

                                    Cytoclonal Pharmaceutics Inc.
                                    9000 Harry Hines Boulevard, Suite 330
                                    Dallas, Texas 75235
                                    Telephone: (214) 353-2922
                                    Attention:  Daniel Shusterman
                                                Vice President Operations



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Payment of Fees

         Pursuant to the terms of the Warrant Agreement covering the Class C Warrants, the Company has agreed to pay Janssen-Meyers Associates L.P. ("Janssen-Meyers") 5% of the proceeds received upon exercise of any Class C Warrant solicited by Janssen-Meyers, as designated in writing on the applicable Warrant Certificate Subscription Form. Upon request, Janssen-Meyers will assist each registered holder of Class C Warrants in connection with the exercise thereof.

Delivery of Prospectus

         A prospectus will be delivered to holders of Class C Warrants which covers the shares of Common Stock and the Class D Warrants to be issued upon exercise of the Class C Warrants.



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                      IMPORTANT - IMMEDIATE ACTION REQUIRED

                                                                February 7, 2000

Dear Class C Warrant Holder:

         Cytoclonal Pharmaceutics Inc. has called for redemption of its outstanding Class C Warrants for cash at the redemption price of $.05 per Class C Warrant on March 9, 2000. A copy of the Notice of Redemption and the Prospectus is enclosed.

         We are entitled to redeem the Class C Warrants because we have satisfied the condition of redemption that the average closing bid price of our common stock exceed $9.10 for a period of 30 consecutive trading days ending within 15 days of the date of the Notice of Redemption. Each Class C Warrant is exercisable for one share of common stock and one Class D Warrant of Cytoclonal Pharmaceutics Inc. at an aggregate exercise price of $6.50. AFTER 5:00 P.M. NEW YORK TIME, ON MARCH 8, 2000, (THE BUSINESS DAY IMMEDIATELY PRECEDING THE REDEMPTION DATE) THE CLASS C WARRANTS WILL NO LONGER BE EXERCISABLE FOR SHARES OF COMMON STOCK AND YOU WILL ONLY HAVE THE RIGHT TO RECEIVE THE REDEMPTION PRICE.

         We urge you to consider the following two alternatives to redemption which are available to you and which may be more beneficial to you than redemption:

         1. Exercise of the Class C Warrants for shares of common stock and Class D Warrants.

                  Each Class C Warrant is exercisable for one share of common stock and one Class D Warrant of Cytoclonal Pharmaceutics Inc. at an aggregate exercise price of $6.50. As reported by Nasdaq on the SmallCap Market, the closing bid price of the common stock ranged from a high of $14.75 to a low of $6.594 and the closing bid price of the Class D Warrants ranged from a high of $6.125 to a low of $.781 during the period from December 22, 1999 through February 3, 2000. Current market quotations are available from Nasdaq or your broker.

         2.       Sale of the Class C Warrants in the open market.

                  The Class C Warrants may be sold in the open market. The closing bid price of the Class C Warrants as reported as reported by Nasdaq on the SmallCap Market ranged from a high of $14.00 to a low of $2.938 during the period from December 22, 1999 through February 3, 2000. You should consult your own broker as to the procedures for selling your Class C Warrants and for current market quotations.

         The procedures for exercise and/or redemption of the Class C Warrant are set forth in the accompanying Notice of Redemption. Questions and requests for assistance should be directed to:




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Cytoclonal Pharmaceutics Inc., 9000 Harry Hines Boulevard, Suite 330, Dallas,
Texas 75235, Telephone: (214) 353-2922, attention Daniel Shusterman, Vice President Operations.

         We have previously filed a registration statement (SEC File No. 33-91802) including a prospectus with the Securities and Exchange Commission ("SEC") that covers the resale of the Class C Warrants, the Class D Warrants and our common stock. You should refer to the registration statement and the prospectus for additional information about us, the Class C Warrants, the Class D Warrants and our common stock. Statements that we made in the prospectus relating to any documents filed as an exhibit to the registration statement or any document incorporated by reference into the registration statement may not be complete and you should review the referenced document for a complete understanding of its terms.

         You should also refer to the annual, quarterly and current reports and other information that we file with the SEC. You may read and copy any document that we have filed at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of its public reference facilities. Our SEC filings are also available to you free of charge at the SEC's web site at http://www.sec.gov.

         Copies of publicly-available documents that we have filed with the SEC can also be inspected and copied at the offices of the National Association of Securities Dealers, Inc, 1735 K Street, N.W., Washington, D.C. 20005, or you may also obtain copies of these documents by contacting us at:

                           Cytoclonal Pharmaceutics Inc.
                           9000 Harry Hines Boulevard, Suite 330
                           Dallas, Texas  75235
                           Telephone: (214) 353-2922

         Questions and requests for assistance regarding other matters should be directed to us at the address and number above.

                                                   Very truly yours,

                                                   CYTOCLONAL PHARMACEUTICS INC.




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